SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2008
Community Bankers Trust Corporation
(Exact name of issuer as specified in its charter)

Delaware	001-32590	20-2652949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID Number)
incorporation or organization)
4235 Innslake Drive
Glen Allen, VA 23060
(Address of principal executive offices and zip code)
(804) 934-9999
(Registrant’s telephone number, including area code)
Community Bankers Acquisition Corp.
9912 Georgetown Pike, Suite D-203
Great Falls, VA 22066
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     Effective May 31, 2008, at 11:58 p.m., Community Bankers Trust Corporation, formerly Community Bankers Acquisition Corp. (“CBTC” or the “Company”) consummated the merger by and between the Company and TransCommunity Financial Corporation (“TFC”) pursuant to the terms of that certain Agreement and Plan of Merger dated as of September 5, 2007 (the “TFC Agreement”) by and between the Company and TFC providing for the merger of TFC with and into the Company (the “TFC Merger”). In connection with the TFC Merger, TransCommunity Bank, N.A., a wholly-owned subsidiary of TFC, became a wholly-owned subsidiary of the Company. The material terms of the TFC Merger Agreement and certain financial and other information about the Company and TFC are contained in the Company’s joint proxy statement/prospectus (SEC File No. 333-148675) filed March 31, 2008 (hereinafter referred to as the “TFC Merger Proxy”) which is hereby incorporated by reference.
     Under the terms of the TFC Agreement, each share of TFC’s issued and outstanding common stock was converted into 1.4200 shares of the Company’s common stock (the “TFC Exchange Ratio”). In addition, each outstanding option to purchase shares of TFC’s common stock under any of TFC’s stock plans vested at the effective time of the TFC Merger pursuant to its terms and was converted into an option to acquire the number of shares of CBTC’s common stock equal to the number of shares of common stock underlying the option multiplied by the TFC Exchange Ratio. The exercise price of each option was adjusted accordingly.
     Effective May 31, 2008, at 11:59 p.m., CBTC consummated the merger by and between the Company and BOE Financial Services of Virginia, Inc. (“BOE”) pursuant to the terms of that certain Agreement and Plan of Merger dated as of December 13, 2007 (the “BOE Agreement”) by and between the Company and BOE providing for the merger of BOE with and into CBTC (the “BOE Merger”). In connection with the BOE Merger, Bank of Essex, a wholly-owned subsidiary of BOE, became a wholly-owned subsidiary of the Company. The material terms of the BOE Merger Agreement and certain financial and other information about the Company and BOE are contained in the Company’s joint proxy statement/prospectus (SEC File No. 333-149384) filed March 31, 2008 (hereinafter referred to as the “BOE Merger Proxy”) which is hereby incorporated by reference.
     Under the terms of the BOE Agreement, each share of BOE’s issued and outstanding common stock was converted into 5.7278 shares of the Company’s common stock (the “BOE Exchange Ratio”). In addition, each outstanding option to purchase shares of BOE’s common stock under any of BOE’s stock plans vested at the effective time of the BOE Merger pursuant to its terms and was converted into an option to acquire the number of shares of CBTC’s common stock equal to the number of shares of common stock underlying the option multiplied by the BOE Exchange Ratio. The exercise price of each option was adjusted accordingly.
Item 3.03 Material Modification to Rights of Security Holders
     Reference is made to the disclosure in the TFC Merger Proxy in the section entitled “Amendments to the Certificate of Incorporation of Community Bankers” beginning on page 98 thereof and to the disclosure in the BOE Merger Proxy in the section entitled “Proposal to Amend the Certificate of Incorporation of Community Bankers” beginning on page 83 thereof, which disclosure is incorporated herein by reference.
     In connection with the filing of the certificates of merger relating to the TFC Merger and the BOE Merger, the Company filed amended and restated Certificates of Incorporation with the Delaware Secretary of State effective May 31, 2008. The current Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Form 8-K.

Item 5.01 Changes in Control of Registrant
     Reference is made to Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The directors and executive officers of the Company upon the consummation of the TFC Merger and the BOE Merger are described in the BOE Merger Proxy in the section entitled “The Merger—Management and Operations After the Merger” beginning on page 72, which is hereby incorporated herein by reference. Reference is made to the description of certain transactions with directors and executive officers contained in the BOE Merger Proxy in the section entitled “Information about Community Bankers Acquisition Corp.—Community Bankers Related Party Transactions” beginning on page 102 and the section entitled “Information about BOE Financial Services of Virginia, Inc.—Interests of Directors and Officers in Certain Transactions” beginning on page 139; and in the TFC Merger Proxy in the section entitled “Information about TransCommunity Financial Corporation—Interest of Management and Board of Directors in Certain Transactions” beginning on page 171 thereof, which are hereby incorporated herein by reference.
Item 5.06 Change in Shell Company Status
     Reference is made to Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
     (a) Financial statements of businesses acquired
     The financial statements set forth in TFC’s annual report on Form 10-K filed on March 31, 2008, Commission File No. 000-33355; TFC’s quarterly report on Form 10-Q filed on May 15, 2008, Commission File No. 000-33355; BOE’s annual report on Form 10-K filed on March 31, 2008, Commission File No. 000-31711; BOE’s quarterly report on Form 10-Q filed on May 15, 2008, Commission File No. 000-31711; the Company’s annual report on Form 10-K filed on March 31, 2008, Commission File No. 001-32590; and the Company’s quarterly report on Form 10-Q filed on May 20, 2008, Commission File No. 001-32590 are hereby incorporated by reference.
     (b) Pro Forma financial information
     The pro forma financial information contained in the TFC Merger Proxy and BOE Merger Proxy in the Section entitled “Pro Forma Financial Information” beginning on page 217 and page 201, respectively, is hereby incorporated by reference.

     (d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 5, 2007, by and between Community Bankers Acquisition Corp. and TransCommunity Financial Corporation (2)

2.2	Agreement and Plan of Merger, dated as of December 13, 2007, by and between Community Bankers Acquisition Corp. and BOE Financial Services of Virginia, Inc. (4)

3.1	Amended and Restated Certificate of Incorporation

3.2	By-laws as amended (5)

4.1	Specimen Unit Certificate (1)

4.2	Specimen Common Stock Certificate (1)

4.3	Specimen Warrant Certificate (1)

4.4	Form of Unit Purchase Option granted to the representatives (1)

4.5	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (6)

4.6	Warrant Clarification Agreement dated as of January 29, 2007 between the Company and Continental Stock Transfer and Trust Co. (3)

4.7	Unit Purchase Option Clarification Agreement dated as of January 29, 2007 between the Company and the holders (3)

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant (1)

10.2	Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders (6)

10.3	Registration Rights Agreement among the Registrant and the Initial Stockholders (6)

14	Code of Conduct and Ethics (1)

(1)	Incorporated by reference to the exhibits of the same number filed with the Company’s Registration Statement on Form S-1 or amendments thereto (File No. 333-124240).

(2)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on September 7, 2007. (File No. 001-32590).

(3)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on February 12, 2007. (File No. 001-32590).

(4)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on December 14, 2007. (File No. 001-32590).

(5)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on January 4, 2008 (File No. 001-32590).

(6)	Incorporated by reference to the exhibits of the same number filed with the Company’s Quarterly Report on Form 10-Q on November 14, 2007 (File No. 001-32590).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
Date: June 5, 2008	By:	/s/ Bruce E. Thomas
Bruce E. Thomas, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation